Financial Results Q4 FY 2025 February 11, 2026 Exhibit 99.2

This presentation includes “forward-looking” statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. Statements that are not statements of historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “guidance,” “outlook,” “project,” “planned,” “contemplate,” “potential,” “possible,” “proposed,” “intend,” “believe,” “anticipate,” “expect,” “may,” “will,” “would,” “should,” “could,” and similar expressions are intended to identify forward-looking statements. All statements other than statements of historical facts included in this presentation are forward-looking statements. Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy and other future conditions. The Company cautions readers that any such forward-looking statements it makes are not guarantees of future performance and that actual results may differ materially from anticipated results or expectations expressed in its forward-looking statements as a result of a variety of factors, including many that are beyond the Company's control. Important factors that could cause actual results to differ materially from the Company’s expectations include: existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company's indebtedness or other purposes; reduced demands or prices for biofuels, biogases or renewable electricity; global demands for grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand, reduced volume due to government regulations affecting animal production or other factors, reduced volume from food service establishments, or otherwise; reduced demand for animal feed; reduced finished product prices, including a decline in fat, used cooking oil, protein or collagen (including, without limitation, collagen peptides and gelatin) finished product prices; changes to government policies around the world relating to renewable fuels and greenhouse gas (“GHG”) emissions that adversely affect prices, margins or markets (including for the DGD Joint Venture), including programs like renewable fuel standards, low carbon fuel standards, renewable fuel mandates and tax credits for biofuels, or loss or diminishment of tax credits due to failure to satisfy any eligibility requirements, including, without limitation, in relation to the blenders tax credit or the Clean Fuels Production Credit (“CFPC”); climate related adverse results, including with respect to the Company’s climate goals, targets or commitments; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives or products which do not meet specifications, contract requirements or regulatory standards; the occurrence of 2009 H1N1 flu (initially known as “Swine Flu”), highly pathogenic strains of avian influenza (collectively known as “Bird Flu”), severe acute respiratory syndrome (“SARS”), bovine spongiform encephalopathy (or “BSE”), porcine epidemic diarrhea (“PED”) or other diseases associated with animal origin in the U.S. or elsewhere, such as the outbreak of African Swine Fever in China and elsewhere; the occurrence of pandemics, epidemics or disease outbreaks, such as the COVID-19 outbreak; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign (including, without limitation, China) regulations (including new or modified animal feed, Bird Flu, SARS, PED, BSE or ASF or similar or unanticipated regulations) affecting the industries in which the Company operates or its value added products; risks associated with the DGD Joint Venture, including possible unanticipated operating disruptions and/or a decline in margins on the products produced by the DGD Joint Venture; risks and uncertainties relating to international sales and operations, including imposition of tariffs, quotas, trade barriers and other trade protections by the U.S. or foreign countries; tax changes, such as global minimum tax measures, or issues related to administration, guidance and/or regulations associated with biofuel policies, including CFPC, and risks associated with the qualification and sale of such credits; difficulties or a significant disruption (including, without limitation, due to cyber-attack) in the Company’s information systems, networks or the confidentiality, availability or integrity of our data or failure to implement new systems and software successfully; risks relating to possible third-party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; the potential for future terrorist attacks, responses to terrorist attacks and other acts of war or hostility, including the ongoing conflicts in the Middle East, Africa, North Korea and Ukraine; uncertainty regarding any administration changes in the U.S. or elsewhere around the world, including, without limitation, impacts to trade, tariffs and/or policies impacting the Company (such as biofuel policies and mandates); and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, inflation rates, climate conditions, currency exchange fluctuations, general performance of the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could cause actual results to vary materially from the forward-looking statements included in this report or negatively impact the Company’s results of operations. Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. The Company’s announced share repurchase program may be suspended or discontinued at any time and purchases of shares under the program are subject to market conditions and other factors, which are likely to change from time to time. For more detailed discussion of these factors and other risks and uncertainties regarding the Company, its business and the industries in which it operates, see the Company’s filings with the SEC, including the Risk Factors discussion in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2024. The Company cautions readers that all forward-looking statements speak only as of the date made, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of changes in circumstances, new events or otherwise.

Q4 2025 Earnings 3 * Unaudited (1) Includes Darling’s share of DGD EBITDA (2) Per Bank Covenant As of As of 1/3/2026* 12/28/2024 Cash and cash equivalents $ 89 $ 76 Revolver availability $ 1,324 $ 1,160 Total debt $ 3,937 $ 4,042 Net debt $ 3,849 $ 3,966 Preliminary leverage ratio (2) 2.90X 3.93X Balance Sheet In millions, except ratio data • The company strategically realigned its portfolio of businesses in Q4 2025, resulting in restructuring and asset impairment charges of $58 million. • Year-over-year SG&A changes primarily relate to incentive compensation. In millions, except per share Q4-2025* Q4-2024* % variance FY 2025* FY 2024 % variance Total Net Sales $1,709.8 $1,417.7 20.6% $6,135.9 $5,715.2 7.4% Gross Margin $429.2 $333.8 28.6% $1,473.5 $1,277.8 15.3% Gross Margin % 25.1% 23.5% 6.8% 24.0% 22.4% 7.1% Net Income $56.9 $101.9 (44.2%) $62.8 $278.9 (77.5%) EPS Diluted $0.35 $0.63 (44.4%) $0.39 $1.73 (77.5%) Combined Adjusted EBITDA In millions Feed $193.4 $150.0 28.9% $613.9 $511.1 20.1% Food $82.4 $64.0 28.8% $294.9 $255.9 15.2% Fuel (1) $85.1 $84.3 0.9% $192.2 $373.9 (48.6%) Corporate ($24.7) ($8.9) 177.5% ($74.6) ($61.0) 22.3% Total combined adjusted EBITDA $336.1 $289.5 16.1% $1,026.4 $1,079.8 (4.9%) % varianceQ4-2025* Q4-2024* % variance FY 2025* FY 2024

Combined Adjusted EBITDA (in millions, unaudited) 4 $165.0 $197.0 $197.6 $230.3 $189.7 $205.9 $247.8 $278.2 $115.1 $76.6 $39.1 $59.2 $6.0 $42.6 $(2.9) $57.9 -10 40 90 140 190 240 290 340 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Combined Adjusted EBITDA Global Ingredients DGD $249.5 53.6% 22.8% 23.6% Q4 2025 % of Total Combined Adjusted EBITDA by Segment Feed Food Fuel $280.1 $273.6 $236.7 $289.5 $195.8 $244.9 $336.1

Feed Segment

- 53-week fiscal year drove higher sales, volumes and EBITDA.
- Exceptional operational execution drove meaningful margin expansion
- Q4 benefited from forward fat sales; Q1 will be modestly lower but anticipate improving fat prices with RVO clarity.
- Restructuring and impairment charges primarily related to strategic realignment of Enviroflight and wet pet operations to enhance long-term profitability.
- Export protein trade flows continue to adjust to tariff conditions.
- Q4 deferred sales to DGD were minimal.

US $ (in thousands)	Q4 2025*	Q4 2024*	FY 2025*	FY 2024
Total Net sales	$ 1,128,158	$ 924,157	$ 3,990,088	$ 3,675,609
Cost of sales and operating expenses	850,841	714,843	3,066,243	2,886,125
Gross margin	277,317	209,314	923,845	789,484
Loss/(gain) on sale of assets	(196)	(1,210)	879	(669)
Selling, general and administrative expenses	84,139	60,497	309,112	279,095
Restructuring and asset impairment charges	32,120	3,671	32,120	3,671
Change in fair value of contingent consideration	—	(4,491)	18,024	(46,706)
Depreciation and amortization	97,363	90,648	348,502	350,141
Segment operating income	$ 63,891	$ 60,199	$ 215,208	$ 203,952
Equity in net income of other unconsolidated subsidiaries	4,328	2,885	12,759	11,994
Segment income	$ 68,219	$ 63,084	$ 227,967	$ 215,946
Segment adjusted EBITDA	**$ 193,374**	**$ 150,027**	**$ 613,854**	**$ 511,058**
DGD adjusted EBITDA (Darling's Share) (Non-GAAP)	—	—	—	
Combined segment adjusted EBITDA (Non-GAAP)	**$ 193,374**	**$ 150,027**	**$ 613,854**	**$ 511,058**
Raw material processed (mmts)	3.4	3.1	12.7	12.5

*Unaudited

5

DARLING INGREDIENTS

Feed Segment Reconciliation of Net Income/(Loss) to (Non-GAAP) Segment Adjusted EBITDA 6 *Unaudited ** When presented by Segment, no adjustments are necessary to reconcile Segment Income to Net Income/(Loss) for the Feed Segment. US $ (in thousands) Q4 2025* Q4 2024* FY 2025* FY 2024 Segment income** 68,219$ 63,084$ 227,967$ 215,946$ Restructuring and asset impairment charges 32,120$ 3,671$ $ 32,120 $ 3,671 Change in fair value of contingent consideration — (4,491) 18,024 (46,706) Depreciation and amortization 97,363 90,648 348,502 350,141 Equity in net income of other unconsolidated subsidiaries (4,328) (2,885) (12,759) (11,994) Segment Adjusted EBITDA (Non-GAAP) $ 193,374 $ 150,027 $ 613,854 $ 511,058

Food Segment 7 *Unaudited • Collagen and gelatin demand continues to strengthen. • Quarter-over-quarter and year-over-year volume increases primarily driven by extra week in the 53-week fiscal year. • Restructuring and impairment charges primarily related to realignment of CTH natural casings business. • Planned joint venture with PB Leiner continues to advance with regulatory reviews and workstreams progressing • Positive demand trends support an encouraging outlook for 2026. US $ (in thousands) Q4 2025* Q4 2024* FY 2025* FY 2024 Total Net sales $ 429,074 $ 361,686 $1,545,030 $ 1,489,101 Cost of sales and operating expenses 312,213 268,582 1,116,978 1,115,348 Gross margin 116,861 93,104 428,052 373,753 Gain on sale of assets (651) (1,550) (685) (1,758) Selling, general and administrative expenses 35,100 30,665 133,809 119,604 Restructuring and asset impairment charges 25,840 2,123 25,840 2,123 Depreciation and amortization 30,506 26,119 117,298 109,102 Segment operating income $ 26,066 $ 35,747 $ 151,790 $ 144,682 Segment income $ 26,066 $ 35,747 $ 151,790 $ 144,682 Segment adjusted EBITDA $ 82,412 $ 63,989 $ 294,928 $ 255,907 Combined segment adjusted EBITDA (Non-GAAP) $ 82,412 $ 63,989 $ 294,928 $ 255,907 Raw material processed (mmts) 0.35 0.32 1.31 1.20

Food Segment Reconciliation of Net Income/(Loss) to (Non-GAAP) Segment Adjusted EBITDA 8 *Unaudited ** When presented by Segment, no adjustments are necessary to reconcile Segment Income to Net Income/(Loss) for the Food Segment. US $ (in thousands) Q4 2025* Q4 2024* FY 2025* FY 2024 Segment income** 26,066$ 35,747$ 151,790$ 144,682$ Restructuring and assset impairment charges 25,840$ 2,123$ 25,840$ 2,123$ Depreciation and amortization 30,506 26,119 117,298 109,102 Segment Adjusted EBITDA (Non-GAAP) $ 82,412 $ 63,989 $ 294,928 $ 255,907

Fuel Segment

- Non-DGD fuel business continues to deliver stable, dependable performance.
- DGD 1 back online in Q4.
- $285 million in PTC sales as of YE
- Q4 DGD results include an unfavorable LCM inventory valuation adjustment of ~$24 million.
- FY 2025 DGD results included a favorable LCM inventory valuation adjustment of ~$140 million.
- $367.7 million in distributions for FY 2025
- Contributions to DGD:
  - $87.5 million Q4 2025, $328.2 million YTD 2025
- Q1 2026 Est ~260 million gallons
- Market for PTC sales is maturing; expect to continue to monetize at similar levels

US $ (in thousands)	Q4 2025*	Q4 2024*	FY 2025*	FY 2024
Total Net sales	$ 152,567	$ 131,850	$ 600,759	$ 550,465
Cost of sales and operating expenses	117,564	100,506	479,198	435,864
Gross margin	35,003	31,344	121,561	114,601
Gain on sale of assets	(132)	(1,296)	(534)	(1,730)
Selling, general and administrative expenses	7,970	7,459	33,615	32,370
Depreciation and amortization	9,874	9,189	36,355	35,876
Equity in net income/(loss) of Diamond Green Diesel	21,597	24,036	(48,770)	149,082
Segment operating income	$ 38,888	$ 40,028	$ 3,355	$ 197,167
Segment income	$ 38,888	$ 40,028	$ 3,355	$ 197,167
Segment adjusted EBITDA	**$ 27,165**	**$ 25,181**	**$ 88,480**	**$ 83,961**
DGD adjusted EBITDA (Darling's Share) (Non-GAAP)	57,917	59,159	103,716	289,945
Combined segment adjusted EBITDA (Non-GAAP)	**$ 85,082**	**$ 84,340**	**$ 192,196**	**$ 373,906**
Raw material processed (mmts)	0.39	0.39	1.45	1.50

*Unaudited

9

DARLING INGREDIENTS

Fuel Segment

Reconciliation of Net Income/(Loss) to (Non-GAAP) Segment Adjusted EBITDA

US $ (in thousands)	Q4 2025*	Q4 2024*	FY 2025*	FY 2024
Segment income**	$ 38,888	$ 40,028	$ 3,355	$ 197,167
Depreciation and amortization	9,874	9,189	36,355	35,876
Equity in net (income)/loss of Diamond Green Diesel	(21,597)	(24,036)	48,770	(149,082)
Segment Adjusted EBITDA (Non-GAAP)	**$ 27,165**	**$ 25,181**	**$ 88,480**	**$ 83,961**

Reconciliation of DGD Net Income/(Loss) to (Non-GAAP) DGD Adjusted EBITDA

US $ (in thousands)	Q4 2025*	Q4 2024*	FY 2025*	FY 2024
Net income/(loss)	$ 55,080	$ 48,072	$ (68,455)	$ 298,164
Income tax expense/(benefit)	(299)	233	1,066	175
Interest and debt expense, net	12,268	8,301	46,340	38,673
Other income	(1,817)	(7,778)	(9,321)	(22,114)
Operating income/(loss)	65,232	48,828	(30,370)	314,898
Depreciation, amortization and accretion expense	62,488	69,489	266,887	264,992
DGD Adjusted EBITDA (Non-GAAP)	127,720	118,317	236,517	579,890
Less: Discount and Broker Fees	(11,887)	—	(29,086)	—
DGD Adjusted EBITDA (Non-GAAP) after Discount and Broker Fees	$ 115,833	$ 118,317	$ 207,431	$ 579,890
Darling's Share 50%	50 %	50 %	50 %	50 %
DGD Adjusted EBITDA (Darling's Share) (Non-GAAP)	$ 57,917	$ 59,159	$ 103,716	$ 289,945

*Unaudited

** When presented by Segment, no adjustments are necessary to reconcile Segment Income/(Loss) to Net Income/(Loss) for the Fuel Segment.

Fuel Segment Combined Adjusted EBITDA (Non-GAAP)

Segment Adjusted EBITDA (Non-GAAP)	$ 27,165	$ 25,181	$ 88,480	$ 83,961
DGD Adjusted EBITDA (Darling's Share) (Non-GAAP)	57,917	59,159	103,716	289,945
Combined Adjusted EBITDA (Non-GAAP)	$ 85,082	$ 84,340	$ 192,196	$ 373,906

10

DARLING INGREDIENTS

$0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Quarterly Avg. Prices D4 RINs (1.7 Multiple) & Yellow Grease - IL D4 RINs (x 1.7) (Right Axis) Yellow Grease - Illinois (Left Axis) $/lb Fuel Segment 11 Diamond Green Diesel (unaudited) YTD 2024FY 2025Q4 2024Q4 2025US $ and gallons (in millions) $289.9$103.7$59.2$57.9Pro forma Adjusted EBITDA (Darling’s share) 1,252.61,016.6290.9302.9Total gallons produced 1,252.31,003.0292.8285.3Total gallons sold/shipped $0.40$0.21$0.81$0.41EBITDA per gallon sold/shipped* *after broker and discount fees

Appendix

2025 – 2027 RVO / RIN S&D

Scenarios based on EPA data & proposals

- Significant RIN oversupply in 2025 due to 2023 – 2025 SREs + Est. Carryforward deficits, despite lower total BBD production in 2025
  - ~3.1B gal domestic RD+SAF
  - ~1.1B gal domestic BD
- 50% reallocation of SREs in 2026 & 2027 absorbs 100% of RIN surplus by end 2026, likely leads to incremental increase in feedstock and farm product prices in 2026 and significant increase in 2027
- 100% reallocation of SREs in 2026 & 2027 would require significantly more BBD production in 2026, likely significant increase to feedstock and farm product prices in both 2026 & 2027
- Imports of RD/SAF & BD represented as relatively low: margins would likely need to improve for that to change

BBD margins would NEED to improve to reach either scenario's levels of production: >1 billion additional annual gallons needed to satisfy 2026 & 2027 RVOs, depending on whether SRE reallocations are 50% or 100%

	2025	2026	2027
billion RINs			
Beginning RIN Bank	**0.30**	**2.14**	**-0.78**
SREs			
2022 + Prior	0.95	0.95	0.95
2023	0.89	0.89	0.89
2024	0.94	0.94	0.94
2025	1.19	1.19	1.19
2026		0.70	0.70
2027			0.70
=Adj. Beginning RIN Bank	4.27	6.81	4.59
Mandates + Exports (Demand)			
Conventional	-15.89	-15.00	-15.00
Non Cellulosic Advanced	-6.50	-8.24	-8.24
Exports	-1.55	-1.55	-1.55
Other Retirements	-0.25	-0.25	-0.25
Annual Mandated RINS	**-24.19**	**-25.04**	**-25.04**
SRE Reallocation	0.00	-0.68	-0.35
% Reallocation	*0%*	*50%*	*50%*
RIN Generation (Supply)			
Ethanol	14.66	14.80	14.80
Biodiesel Dom	1.66	1.60	1.60
RD Dom	4.85	4.91	4.91
SAF Dom	0.38	0.67	0.67
Biodiesel Imp	0.05	0.10	0.10
RD+SAF Imp	0.25	0.46	0.46
Other Advanced	0.21	0.26	0.26
=Total Generation	**22.06**	**22.80**	**22.80**
Ending RIN Bank:	**2.14**		
w/50% Reallocation		**(0.78)**	**(3.37)**
w/100% Reallocation		**(1.46)**	**(4.21)**

2025 data based on EPA statistics

2026 & 2027 assumes run-rate from Q4 2025 actuals & 5.25 billion gallon non-cellulosic RVO

13

$0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2021 2022 2023 2024 2025 Biofuel RIN Values ($/RIN) Source: Argus D4 - Biomass-based diesel D6 - Ethanol $0 $50 $100 $150 $200 Monthly Average LCFS Carbon Credit Price (USD/MT) California LCFS and RIN Value History 14

Feed Segment – Historical (unaudited) 15 US$ (in millions) Q1-2024 Q2-2024 Q3-2024 Q4-2024 Total 2024 Q1-2025 Q2-2025 Q3-2025 Q4-2025 Total 2025 Total Net Sales $ 889.8 $ 934.1 $ 927.5 $ 924.2 $ 3,675.6 $ 896.3 $ 936.5 $ 1,029.1 $ 1,128.2 $ 3,990.1 Gross Margin 184.1 196.3 199.8 209.3 789.5 182.3 214.5 249.8 277.3 923.8 Gross Margin % 20.7% 21.0% 21.5% 22.6% 21.5% 20.3% 22.9% 24.3% 24.6% 23.2% Loss (Gain) on sale of assets 0.1 0.2 0.2 (1.2) (0.7) 0.1 1.1 (0.1) (0.2) 0.9 SG&A 77.1 74 67.4 60.5 279.1 71.6 77.5 75.9 84.1 309.1 SG&A Margin % 8.7% 7.9% 7.3% 6.5% 7.6% 8.0% 8.3% 7.4% 7.5% 7.7% Operating Income 44.5 68.7 30.5 60.2 204.0 21.0 39.9 90.4 63.9 215.2 Segment Adjusted EBITDA $ 106.8 $ 122.1 $ 132.2 $ 150.0 $ 511.1 $ 110.6 $ 135.9 $ 174.0 $ 193.4 $ 613.9 Raw Material Processed (mmts) 3.1 3.1 3.1 3.1 12.5 3.1 3.1 3.2 3.4 12.7

Feed Segment Sales (unaudited) 16 US $ (in millions) Fats Proteins Other Total Rendering Used Cooking Oils Bakery Other Total Net sales three months ended December 28, 331.0$ 364.9$ 67.7$ 763.6$ 97.7$ 49.4$ 13.4$ 924.1$ Increase/(decrease) in sales volumes 41.0 47.2 88.2 7.1 (4.3) 91.0 Increase/(decrease) in finished goods prices 56.2 (27.1) 29.1 50.7 1.2 81.0 Increase/(decrease) in currency exchange rates 7.9 7.4 6.2 21.5 (0.1) 21.4 Other change 11.9 11.9 (1.3) 10.6 Total change 105.1 27.5 18.1 150.7 57.7 (3.1) (1.3) 204.0 Net sales three months ended January 3, 202 436.1$ 392.4$ 85.8$ 914.3$ 155.4$ 46.3$ 12.1$ 1,128.1$ Fats Proteins Other Total Rendering Used Cooking Oils Bakery Other Total Net sales year ended December 28, 2024 1,303.8$ 1,484.6$ 293.6$ 3,082.0$ 351.3$ 190.5$ 51.8$ 3,675.6$ Increase/(decrease) in sales volumes 40.0 44.9 - 84.9 6.8 (9.5) - 82.2 Increase/(decrease) in finished goods prices 239.5 (135.5) - 104.0 88.1 14.4 - 206.5 Increase/(decrease) in currency exchange rates 12.8 15.4 8.6 36.8 (0.7) - - 36.1 Other change - - (6.5) (6.5) - - (3.8) (10.3) Total change 292.3 (75.2) 2.1 219.2 94.2 4.9 (3.8) 314.5 Net sales year ended January 3, 2026 1,596.1$ 1,409.4$ 295.7$ 3,301.2$ 445.5$ 195.4$ 48.0$ 3,990.1$

Food Segment – Historical (unaudited) 17 US$ (in millions) Q1-2024 Q2-2024 Q3-2024 Q4-2024 Total 2024 Q1-2025 Q2-2025 Q3-2025 Q4-2025 Total 2025 Total Net Sales $ 391.3 $ 378.8 $ 357.3 $ 361.7 $ 1,489.1 $ 349.2 $ 386.1 $ 380.6 $ 429.1 $ 1,545.0 Gross Margin 93.1 102.1 85.4 93.1 373.8 102.5 103.9 104.8 116.9 428.1 Gross Margin % 23.8% 26.9% 23.9% 25.7% 25.1% 29.3% 26.9% 27.5% 27.2% 27.7% Loss (gain) on sale of assets (0.3) 0.0 0.0 (1.6) (1.8) 0.1 0.0 0.0 (0.7) (0.7) SG&A 31.7 28.8 28.4 30.7 119.6 29.6 34 33.3 35.1 133.8 SG&A Margin % 8.1% 7.6% 7.9% 8.5% 8.0% 8.5% 8.8% 8.7% 8.2% 8.7% Operating Income 32.8 45.8 30.3 35.7 144.7 41.4 42.6 41.8 26.1 151.8 Segment Adjusted EBITDA 61.7 73.2 57.0 64.0 255.9 70.9 69.9 71.6 82.4 294.9 Raw Material Processed (mmts) 0.30 0.30 0.31 0.32 1.23 0.33 0.32 0.31 0.35 1.32

Fuel Segment – Historical (unaudited) 18 (1) Includes Fuel Segment base EBITDA and Darling's share of DGD EBITDA. (2) Excludes feed stock (raw material) processed at the DGD joint venture. US$ (in millions) Q1-2024 Q2-2024 Q3-2024 Q4-2024 Total 2024 Q1-2025 Q2-2025 Q3-2025 Q4-2025 Total 2025 Total Net Sales $ 139.2 $ 142.3 $ 137.1 $ 131.9 $ 550.5 $ 135.1 $ 158.8 $ 154.2 $ 152.6 $ 600.8 Gross Margin 26.4 28.5 28.3 31.3 114.6 26.6 27.6 32.3 35.0 121.6 Gross Margin % 19.0% 20.0% 20.7% 23.8% 20.8% 19.7% 17.3% 20.9% 22.9% 20.2% Loss (gain) on sale of assets (0.4) 0.0 0.0 (1.3) (1.7) (0.1) (0.1) (0.2) (0.1) (0.5) SG&A 8.7 8.4 7.8 7.5 32.4 8.5 9.0 8.1 8.0 33.6 Depreciation and amortization 8.7 8.7 9.3 9.2 35.9 8.6 8.8 9.1 9.9 36.4 Equity in net income/(loss) of DGD 78.4 44.2 2.4 24 149.1 (30.5) 6.0 (45.8) 21.6 (48.8) Operating Income/(Loss) 87.8 55.6 13.7 40 197.2 (20.9) 15.9 (30.5) 38.9 3.4 Segment adjusted EBITDA 18.1 20.1 20.6 25.2 84.0 18.2 18.6 24.5 27.2 88.5 DGD adjusted EBITDA (Darling's Share) 115.1 76.6 39.1 59.2 289.9 6.0 42.6 (2.9) 57.9 103.7 Combined adjusted EBITDA (1) $ 133.1 $ 96.8 $ 59.7 $ 84.3 $ 373.9 $ 24.2 $ 61.3 $ 21.6 $ 85.1 $ 192.2 Raw Material Processed (mmts) (2) 0.36 0.36 0.39 0.39 1.5 0.37 0.34 0.35 0.39 1.5

Historical Pricing

2025 Finished Product Pricing Feed Segment Ingredients	**2025 Average Jacobsen Prices (USD)**										
	January	February	March	**Q1 Avg.**	April	May	June	**Q2 Avg.**	July	August	Sept.
Yellow Grease - Illinois / cwt	$33.50	$34.39	$34.50	$34.13	$34.60	$36.98	$38.28	$36.63	$39.82	$40.50	$39.43
Used Cooking Oil (UCO) - Illinois / cwt	$40.36	$42.50	$42.50	$41.79	$43.17	$45.50	$47.25	$45.31	$51.41	$52.50	$49.50
Bleachable Fancy Tallow - Chicago Renderer / cwt	$47.95	$54.11	$51.90	$51.32	$53.31	$58.14	$60.05	$57.16	$63.14	$65.00	$60.81
Meat and Bone Meal - Ruminant - IL/ ton	$280.71	$272.11	$270.00	$274.27	$270.00	$270.00	$276.00	$272.01	$285.45	$298.57	$310.00
Poultry By-Product Meal - Feed Grade - Mid South/ton	$327.50	$327.50	$327.50	$327.50	$299.17	$260.00	$267.00	$275.40	$280.00	$297.14	$333.33
Poultry By-Product Meal - Pet Food - Mid South/ton	$552.26	$546.71	$577.38	$558.78	$520.24	$422.62	$450.00	$464.30	$450.00	$489.29	$516.07

2025 Vegetable Oils Pricing Competing Ingredient for Feed Segment fats & biofuel feedstock	**2025 Average Jacobsen Prices (USD)**										
	January	February	March	**Q1 Avg.**	April	May	June	**Q2 Avg.**	July	August	Sept.
Soybean Oil (crude/de-gummed) - Central Illinois / cwt	$42.93	$44.67	$41.51	$43.04	$46.98	$49.11	$51.05	$49.04	$56.92	$54.80	$50.54
Soybean Oil (RBD) - Central Illinois / cwt	$46.11	$47.90	$44.81	$46.27	$50.72	$52.91	$55.94	$53.19	$60.32	$56.97	$53.54
Distiller's Corn Oil - IL/WI cwt	$44.08	$49.88	$47.95	$47.30	$52.57	$55.86	$58.48	$55.64	$64.25	$63.72	$58.29

2025 Cash Corn Pricing Competing Ingredient for Bakery Feeds and Fats	**2025 Average Wall Street Journal Prices (USD)**										
	January	February	March	**Q1 Avg.**	April	May	June	**Q2 Avg.**	July	August	Sept.
Corn - Track Central IL #2 Yellow / bushel	$4.45	$4.60	$4.30	$4.45	$4.51	$4.33	$4.17	$4.33	$3.91	$3.70	$3.87

2025 European Benchmark Pricing Palm Oil - Competing ingredient for edible fats in Food Segment Soy meal - Competing ingredient for protein meals in Feed Segment	**2025 Average Thomson Reuters Prices (USD)**										
	January	February	March	**Q1 Avg.**	April	May	June	**Q2 Avg.**	July	August	Sept.
Palm oil - CIF Rotterdam / metric ton	$1,331	$1,522	$1,585	$1,479	$1,373	$1,283	$1,261	$1,306	$1,280	$1,334	$1,332
Soy meal - CIF Rotterdam / metric ton	$369	$373	$376	$373	$374	$361	$351	$362	$334	$345	$353

Comparison	*QTR. over QTR. (Sequential)*			*Year over Year (Q4)*		
Average Jacobsen Prices (USD)	**Q3-2025 Avg.**	**Q4-2025 Avg.**	**% Change**	**Q4-2024 Avg.**	**Q4-2025 Avg.**	**% Change**
Yellow Grease - Illinois / cwt	$39.91	$34.05	-14.7%	$34.89	$34.05	-2.4%
Used Cooking Oil (UCO) - Illinois / cwt	$51.14	$44.44	-13.1%	$37.39	$44.44	18.9%
Bleachable Fancy Tallow - Chicago Renderer / cwt	$63.00	$51.76	-17.8%	$44.32	$51.76	16.8%
Meat and Bone Meal - Ruminant - Illinois / ton	$298.01	$309.39	3.8%	$332.02	$309.39	-6.8%
Poultry By-Product Meal - Feed Grade - Mid South / ton	$303.49	$325.13	7.1%	$336.80	$325.13	-3.5%
Poultry By-Product Meal - Pet Food - Mid South / ton	$485.11	$490.01	1.0%	$589.13	$490.01	-16.8%
Soybean Oil (crude/de-gummed) - Central Illinois / cwt	$54.08	$48.40	-10.5%	$43.32	$48.40	11.7%
Soybean Oil (RBD) - Central Illinois / cwt	$56.96	$52.66	-7.5%	$46.69	$52.66	12.8%
Distiller's Corn Oil - IL/WI per cwt	$62.09	$53.97	-13.1%	$43.78	$53.97	23.3%
Average Wall Street Journal Prices (USD)						
Corn - Track Central IL #2 Yellow / bushel	$3.82	$4.04	5.8%	$3.94	$4.04	2.5%
Average Thomson Reuters Prices (USD)						
Palm oil - CIF Rotterdam / metric ton	$1,315	$1,293	-1.7%	$1,350	$1,293	-4.2%
Soy meal - CIF Rotterdam / metric ton	$344	$381	10.8%	$392	$381	-2.8%

19

DARLING INGREDIENTS

Reconciliation of Net Income to (Non-GAAP) Adjusted EBITDA to (Non-GAAP) Pro Forma Adjusted EBITDA to Foreign Currency and to (Non-GAAP) Combined Adjusted EBITDA
For the Three and Twelve Months Ended January 3, 2026 and December 28, 2024
(in thousands, unaudited)

Adjusted EBITDA	Three Months Ended			Twelve Months Ended		
(U.S. dollars in thousands)	January 3, 2026 (unaudited)		December 28, 2024 (unaudited)	January 3, 2026 (unaudited)		December 28, 2024
Net income attributable to Darling	$ 56,940		$ 101,908	$ 62,804		$ 278,880
Depreciation and amortization	139,543		128,158	508,504		503,825
Interest expense	55,514		54,911	222,279		253,858
Income tax benefit	(11,022)		(25,547)	(9,359)		(38,337)
Restructuring and asset impairment charges	57,960		5,794	57,960		5,794
Acquisition and integration costs	4,869		2,440	15,942		7,842
Change in fair value of contingent consideration	—		(4,491)	18,024		(46,706)
Foreign currency loss	1,402		1,669	384		1,154
Other income, net	(2,999)		(9,486)	(468)		(22,309)
Loss on early retirement of debt	—		—	2,978		—
Equity in net (income)/loss of Diamond Green Diesel	(21,597)		(24,036)	48,770		(149,082)
Equity in net income of other unconsolidated subsidiaries	(4,328)		(2,885)	(12,759)		(11,994)
Net income attributable to noncontrolling interests	1,939		1,869	7,581		6,965
Adjusted EBITDA (Non-GAAP)	$ 278,221		$ 230,304	$ 922,640		$ 789,890
Foreign currency exchange impact	(11,594)	(1)	—	(20,420)	(2)	—
Pro forma Adjusted EBITDA to Foreign Currency (Non-GAAP)	$ 266,627		$ 230,304	$ 902,220		$ 789,890
DGD Adjusted EBITDA (Darling's share) (Non-GAAP)*	$ 57,917		$ 59,159	$ 103,716		$ 289,945
Combined Adjusted EBITDA (Non-GAAP)	$ 336,138		$ 289,463	$ 1,026,356		$ 1,079,835

See reconciliation of DGD Net Income (Loss) to (Non-GAAP) DGD Adjusted EBITDA within the Fuel Segment schedules.

(1) The average rates for the three months ended January 3, 2026 were €1.00:$1.16, R$1.00:$0.19 and C$1.00:$0.72 as compared to the average rates for the three months ended December 28, 2024 of €1.00:$1.07, R$1.00:$0.17 and C$1.00:$0.72, respectively.

(2) The average rates for the twelve months ended January 3, 2026 of €1.00:$1.13, R$1.00:$0.18 and C$1.00:$0.72 as compared to the average rates for the twelve months ended December 28, 2024 of €1.00:USD$1.08, R$1.00:$0.19 and C$1.00:$0.73, respectively.

20

DARLING INGREDIENTS

Non-U.S. GAAP Measures Segment Adjusted EBITDA is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income/(loss), as a measure of operating results, or as an alternative to cash flow as a measure of liquidity. It is presented here not as an alternative to net income (loss), but rather as a measure of the segment’s operating performance. Segment Adjusted EBITDA consists of net income/(loss) plus depreciation and amortization, restructuring and asset impairment charges, acquisition and integration costs, change in fair value of contingent consideration, foreign currency loss/(gain), net income/(loss) attributable to noncontrolling interests, interest expense, income tax provision, other income/(expense), equity in net (income)/loss of unconsolidated subsidiaries and equity in net (income)/loss of Diamond Green Diesel. Management believes that Segment Adjusted EBITDA is useful in evaluating the segment’s operating performance because the calculation of Segment Adjusted EBITDA generally eliminates non-cash and certain other items for reasons unrelated to overall operating performance and also believes this information is useful to investors. Adjusted EBITDA is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity. It is presented here not as an alternative to net income, but rather as a measure of the Company's operating performance. Since EBITDA (generally, net income plus interest expense, taxes, depreciation and amortization) is not calculated identically by all companies, the presentation in this report may not be comparable to EBITDA or Adjusted EBITDA presentations disclosed by other companies. Adjusted EBITDA is calculated above and represents for any relevant period, net income/(loss) plus depreciation and amortization, restructuring and asset impairment charges, acquisition and integration costs, change in fair value of contingent consideration, foreign currency loss/(gain), net income/(loss) attributable to non-controlling interests, interest expense, income tax provision, other income/(expense) and equity in net (income)/loss of unconsolidated subsidiaries. Management believes that Adjusted EBITDA is useful in evaluating the Company's operating performance compared to that of other companies in its industry because the calculation of Adjusted EBITDA generally eliminates the effects of financing, income taxes, non-cash and certain other items that may vary for different companies for reasons unrelated to overall operating performance and also believes this information is useful to investors. The Company’s management uses Adjusted EBITDA as a measure to evaluate performance and for other discretionary purposes. In addition to the foregoing, management also uses or will use Adjusted EBITDA to measure compliance with certain financial covenants under the Company’s Senior Secured Credit Facilities, 6% Notes, 5.25% Notes and 4.5% Notes that were outstanding at January 3, 2026. However, the amounts shown above for Adjusted EBITDA differ from the amounts calculated under similarly titled definitions in the Company’s Senior Secured Credit Facilities, 6% Notes, 5.25% Notes and 4.5% Notes, as those definitions permit further adjustments to reflect certain other nonrecurring costs, non-cash charges and cash dividends from the DGD Joint Venture. Additionally, the Company evaluates the impact of foreign exchange on operating cash flow, which is defined as segment operating income (loss) plus depreciation and amortization. Pro forma Adjusted EBITDA to Foreign Currency is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity. It is presented here not as an alternative to net income, but rather as a measure of the Company's operating performance. Management believes Pro forma Adjusted EBITDA to Foreign Currency is useful in evaluating the Company’s operating performance on a constant currency basis and also believes this information is useful to investors.

Non-U.S. GAAP Measures Combined Adjusted EBITDA is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity. It is presented here not as an alternative to net income, but rather as a measure of the Company’s operating performance. Combined Adjusted EBITDA consists of Adjusted EBITDA plus DGD Adjusted EBITDA (Darling’s Share). When Combined Adjusted EBITDA is presented by segment, Combined Adjusted EBITDA consists of Segment Adjusted EBITDA plus DGD Adjusted EBITDA (Darling’s Share). Management believes that Combined Adjusted EBITDA is useful in evaluating the Company's operating performance compared to that of other companies in its industry because the calculation of Combined Adjusted EBITDA generally eliminates the effects of financing, income taxes, non-cash and certain other items that may vary for different companies for reasons unrelated to overall operating performance and also believes this information is useful to investors. DGD Adjusted EBITDA is not reflected in the Adjusted EBITDA or the Pro forma Adjusted EBITDA to Foreign Currency. DGD Adjusted EBITDA is not a recognized accounting measure under GAAP; it should not be considered as an alternative to net income/(loss) or equity in net income/(loss) of Diamond Green Diesel, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity and is not intended to be a presentation in accordance with GAAP. The Company calculates DGD Adjusted EBITDA by taking DGD’s net income/(loss) plus income tax expense/(benefit), interest and debt expense, net, and DGD’s depreciation, amortization and accretion expense less other income. Management believes that DGD Adjusted EBITDA is useful in evaluating the Company’s operating performance because the calculation of DGD Adjusted EBITDA generally eliminates non-cash and certain other items at DGD unrelated to overall operating performance and also believes this information is useful to investors. The Company calculates Darling’s Share of DGD Adjusted EBITDA by taking DGD Adjusted EBITDA, net of discount and broker fees, and then multiplying by 50% to get Darling’s Share of DGD’s Adjusted EBITDA. Adjusted EBITDA per gallon is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income or equity in income of Diamond Green Diesel, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity and is not intended to be a presentation in accordance with GAAP. Adjusted EBITDA per gallon is presented here not as an alternative to net income or equity in income of Diamond Green Diesel, but rather as a measure of Diamond Green Diesel's operating performance. Since Adjusted EBITDA per gallon (generally, net income plus interest expense, taxes, depreciation and amortization divided by total gallons sold) is not calculated identically by all companies, this presentation may not be comparable to Adjusted EBITDA per gallon presentations disclosed by other companies. Management believes that Adjusted EBITDA per gallon is useful in evaluating Diamond Green Diesel's operating performance compared to that of other companies in its industry because the calculation of Adjusted EBITDA per gallon generally eliminates the effects of financing, income taxes and non-cash and certain other items presented on a per gallon basis that may vary for different companies for reasons unrelated to overall operating performance.

Financial Results Q4 FY 2025 February 11, 2026